Exhibit 10.15
Performance RSU Award (3-Year LTI

Awards)
v. 2023.02.17
CROSSFIRST BANKSHARES, INC.
2018 OMNIBUS EQUITY INCENTIVE PLAN
PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD

AGREEMENT
Date of Grant:

________________________________
Number of Restricted Stock Units Granted:

________________________________
This Performance-Based

Restricted Stock

Unit Award Agreement (this

"Performance RSU
Award

Agreement"),

is

entered

into

on

___________________________,

by

and

between
CrossFirst Bankshares,

Inc., a

Kansas Corporation

(the "Company")

and _________________

(the
"Grantee").
RECITALS:
A.

Effective October 25, 2018, the Company

adopted the CrossFirst Bankshares, Inc.
2018 Omnibus Equity Incentive

Plan (the "Plan") pursuant to

which the Company may, from time
to

time,

grant

Restricted

Stock

Units

to

eligible

Service

Providers

of

the

Company

and

its
Affiliates.
B.

The Grantee is

a Service Provider

of the Company

or one of

its Affiliates

and the
Company desires to grant to the Grantee RSUs relating to the Company's Shares on the terms and conditions

reflected

in

this

Performance

RSU

Award

Agreement,

the

Plan,

and

as

otherwise
established by the Committee.
AGREEMENT:
In

consideration

of

the

mutual

covenants

contained

herein

and

other

good

and

valuable
consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
S
ection 1.

Incorporation of

the Plan.

All provisions

of this

Performance RSU

Award
Agreement and the rights

of the Grantee hereunder are

subject in all respects

to the provisions of
the Plan,

the terms

of which

are incorporated

herein by

reference, and

the powers

of the

Committee
therein

provided.

Capitalized

terms

used

in

this

Performance

RSU

Award

Agreement

but

not
defined herein have the meanings set forth in Plan.
S
ection 2.

Grant of

Performance RSUs.

As of

the Date

of Grant

identified above,
the

Company

hereby

grants

to

the

Grantee

and

credits

to

a

separate

account

maintained

on

the
books

of

the

Company

("Account")

that

number

of

Restricted

Stock

Units

identified

above
opposite the heading "Number of Restricted Stock Units Granted" (the "Performance RSUs"). On
any date each Performance RSU

shall represent a right to receive

a percentage (which may be

less
than

100%,

100%,

or

more

than

100%)

of

a

Share,

if

the

applicable

terms

and

conditions

are
satisfied.

The Grantee's interest in the Account shall make the

Grantee only a general, unsecured
creditor of the Company.

Unless otherwise provided for in the Plan,

the Performance RSUs may
not

be

sold,

transferred,

gifted,

bequeathed,

pledged,

assigned,

or

otherwise

alienated

or

Exhibit 10.15

Performance RSU Award (3-Year LTI

Awards)
v. 2023.02.17
hypothecated,

voluntarily

or

involuntarily.

The

rights

of

the

Grantee

with

respect

to

the
Performance RSUs shall

remain forfeitable at all

times prior to

the date on

which such rights

are
vested

(the

date

on

which

the

Grantee's

rights

with

respect

to

the

Performance

RSUs

become
nonforfeitable in accordance with Section 3 below is the "Vesting

Date").
S
ection 3.

Vesting

and Settlement of

Performance RSUs.

The Performance RSUs
may

be

settled

by

delivering

to

the

Grantee

or

his

or

her

Beneficiary,

as

applicable,

either,

as
determined by the Company in

its sole discretion, (a) an amount

of cash equal to the

Fair Market
Value

of a Share

as of the

Vesting

Date multiplied by

the number of

the Performance RSUs

that
become vested on

the Vesting

Date, or (b)

a number of

Shares equal to

the whole number

of the
Performance RSUs that

become vested

on the Vesting Date.

The date

on which

the Company pays
cash

or

issues

Shares

to

the

Grantee

in

connection

with

vesting

of

a

Performance

RSU

is

the
settlement date.
Except as

specifically provided

elsewhere under

the Plan

or in

this RSU

Award

Agreement, the
restrictions

on

the

Performance RSUs

subject

to

this

Performance RSU

Award

Agreement

will
lapse

and

the

Performance

RSUs

will

become

vested

in

accordance

with

the

following
performance vesting terms and conditions:
[Insert Applicable Vesting

Terms]
Notwithstanding

the

foregoing,

(a)

the

Committee

may,

in

its

sole

discretion,

accelerate

the
Vesting

Date for

any or

all of

the Performance

RSUs, if

in its

judgment the

performance of

the
Grantee

has

warranted

such

acceleration

and/or

such

acceleration

is

in

the

best

interests

of

the
Company, provided that, except with respect to the

Performance RSUs granted to a nonemployee
Director, the Vesting

Date may not be accelerated with

respect to the Performance RSUs held

by
the Grantee for

less than a

year from the

Date of Grant;

(b) if the

Grantee's position as

a Service
Provider with the Company or

any of its Affiliates

is terminated by reason

of the Grantee's death
or Disability,

the Vesting

Date for all of the Performance RSUs automatically

will be accelerated
to the

date of

the Grantee

's termination

as a

Service Provider

and such

Performance RSUs

will
vest at the

Target

level of performance

identified above; and

(c) if the

Grantee resigns his

or her
position as a Service Provider with the Company or any of its Affiliates due to "Retirement" after the first anniversary

of the Date

of Grant, the

Grantee will not

forfeit any

of the

Performance RSUs
and instead

shall vest, on

the Vesting Date, in a pro

rata portion of

the Performance RSUs

to which
the Grantee would have been entitled had the

Grantee not resigned on account of Retirement.

For
purposes

of

this

Performance

RSU

Award

Agreement,

the

pro

rata

portion

of

the

Performance
RSUs to which the Grantee

is entitled to if the Grantee

retires during the Performance Period after
the

first

anniversary

of

the

Grant

Date

shall

be

determined

by

multiplying

the

number

of

the
Performance RSUs

that would

have vested

had the

Grantee remained

a Service

Provider for

the
entire Performance Period by

a fraction, the numerator

of which is the

total number of days

during
the

Performance

Period

for

which

the

Grantee

was

a

Service

Provider

and

the

denominator

of
which is

the total

number of

days in

the Performance

Period.

Furthermore, for

purposes

of this
Performance

RSU

Award

Agreement,

"Retirement"

means

the

Grantee

resigning

his

or

her

Exhibit 10.15

Performance RSU Award (3-Year LTI

Awards)
v. 2023.02.17
position

as

a

Service

Provider

(other

than

a

resignation

in

connection

with

the

Grantee's
employment being terminated by the Company for Cause) after (i) attaining age 55, (ii) providing
10 years of service

to the Company or its

Affiliates (for purposes of this

Performance RSU Award
Agreement,

a "year of

service" is a

consecutive 365 day

period during which

the Grantee served
as a

Service Provider),

and (iii)

six months

have elapsed

from the

date the

Grantee provided

the
General Counsel and Corporate

Secretary of the Company, or his or

her designee(s),

with advance
written notice of the Grantee's intent to resign due to Retirement.
Payment of the

cash and/or Shares

following the Vesting

Date shall be made

by the Company

to
the

Grantee

as

soon

as

administratively

practicable

thereafter,

but

no

later

than

the

60
th

day
following the Vesting

Date.
Section 4.

Cancellation

of

Performance

RSUs.

Unless

otherwise

provided

in

this
Section 4 or in the Plan, if, prior to the

Vesting

Date, the Grantee's position as a Service Provider
to the Company

or any of

its Affiliates is

terminated for any

reason (other than

the Grantee's death,
Disability,

or Retirement)

or no

reason,

the Grantee

shall thereupon

immediately forfeit

any and
all unvested Performance

RSUs, all such

unvested Performance RSUs

shall be cancelled

and the
Grantee shall

have no

further rights under

this Performance RSU

Award Agreement.

For purposes
of this

Performance RSU

Award

Agreement, the

transfer of

employment between

the Company
and any of its Affiliates

(or between Affiliates) shall

not constitute a termination of

the Grantee's
position as a Service Provider.

Section 5.

Dividends and Voting.

Prior to a Performance RSU's settlement date, the
Grantee shall be

entitled to receive

Dividend Equivalent payments

for any dividends

paid by the
Company on Shares, whether payable in Stock, in cash or in

kind, or other distributions, declared
as of a

record date that occurs

on or after

the Date of Grant

hereunder and prior

to any cancellation
of such

Performance RSUs,

provided that

any such

Dividend Equivalent

payments shall

be held
in escrow

by the

Company and,

be subject

to the

same rights,

restrictions on

transfer and

conditions
applicable to the

underlying Performance RSUs.

In the event

of cancellation of

any or all

of the
Performance RSUs, the Grantee will forfeit all Dividend Equivalent payments held in escrow and relating to

the underlying

cancelled Performance

RSUs.

The Grantee will

have no

voting rights
with respect to any of the Performance RSUs.
Section 6.

Tax

Withholding.

The Grantee shall

be required to

pay to the

Company,
and

the

Company

shall

have

the

right

to

deduct

from

any

compensation

paid

to

the

Grantee
pursuant to the Plan, or from any other compensation otherwise due to the Grantee, the amount of
any

federal,

state,

and

local

withholding

obligations

of

the

Company

with

respect

to

the
Performance RSUs.

The Company will not deliver Shares to the Grantee under this Performance
RSU Award

Agreement unless the

Grantee has remitted

(or in appropriate

cases agrees to

remit)
or

otherwise

provided

for

the

satisfaction

of

any

withholding

obligation.

Unless

specifically
denied by

the Committee,

the Grantee

may elect

to satisfy

any such

withholding obligations

by
one or a combination of the following methods:
(a)

payment of an amount in cash equal to the amount to be withheld;
(b)

payment by tendering previously acquired Shares (either actually or by attestation)
valued at the Share's then Fair Market Value

and equal to the amount to be withheld; or

Exhibit 10.15

Performance RSU Award (3-Year LTI

Awards)
v. 2023.02.17
(c)

requesting

that

the

Company

withhold

from

the

Shares

otherwise

issuable

to

the
Grantee Shares having a Fair Market Value

equal to or less than the amount to be withheld.
To

the

extent

the

Committee

permits

withholding

through

either

the

payment

of

previously
acquired

Shares

or

withholding

from

Shares

otherwise

issuable

to

the

Grantee,

any

such
withholding

shall

be

in

accordance

with

any

rules

or

established

procedures

for

election

by
Participants,

including

any

rules

or

restrictions

relating

to

the

period

of

time

any

previously
acquired

Shares

have

been

held

or

owned,

including

any

elections,

the

irrevocability

of

any
election, or

any special

rules relating

to a

Grantee who

is an

officer

of the

Company within

the
meaning of Section 16 of the 1934 Act.
S
ection 7.

No Right

to Continue

as

a Service

Provider.

Neither the

Plan nor

this
Performance

RSU

Award

Agreement

confers

upon

the

Grantee

any

right

to

be

retained

in

any
position as an Employee, Consultant, or Director of the Company.

Further, nothing in the Plan or
this Performance

RSU Award Agreement shall

be construed

to limit

the discretion

of the

Company
to terminate the Grantee as a Service Provider at any time, with or without Cause.

S
ection 8.

Restrictive

Covenants.

In

consideration

for

the

granting

of

the
Performance RSUs and in addition

to any other restrictive agreements that

the Grantee may have
entered into with the Company

or an Affiliate, the Grantee accepts

and agrees to be bound

(except
in cases in

which the

following covenants conflict

with the terms

of any employment

agreement
between

the

Company

or

an

Affiliate

and

the

Grantee;

in

such

cases

the

terms

of

such

an
employment agreement shall control) in accordance with the provisions set forth in Exhibit A.
Section 9.
Compliance with

Law.

The issuance

and transfer

of Shares

shall be

subject
to compliance

by the

Company

and the

Grantee with

all applicable

requirements of

federal and
state

securities

laws

and

with

all

applicable

requirements

of

any

stock

exchange

on

which

the
Company's Shares may be listed.

No Shares shall be issued with

respect to the Performance RSUs
unless and until any then applicable requirements of state or federal laws and regulatory agencies
have been

fully complied

with to

the satisfaction

of the

Company

and its

counsel. The

Grantee
understands that the Company is under no obligation

to register the Shares with the Securities and
Exchange

Commission,

any

state

securities

commission

or

any

stock

exchange

to

effect

such
compliance.
S
ection 10.

Notices.

Any

notice

required

to

be

delivered

to

the

Company

under this
Performance RSU Award Agreement shall be

in writing and

addressed to the

General Counsel and
Corporate

Secretary

of

the

Company

at

the

Company's

principal

corporate

office.

Any

notice
required to be delivered to the

Grantee under this Performance RSU Award Agreement shall be in writing

and

addressed

to

the

Grantee

at

the

Grantee's

address

as

shown

in

the

records

of

the
Company.

Either party may designate another address in writing (or such other method approved by the Company) from time to time.
S
ection 11.

Governing

Law.

This

Performance

RSU

Award

Agreement

will

be
construed and

interpreted

in

accordance with

the

laws

of

the

State

of

Kansas

without

regard to
conflict of law principles.

Exhibit 10.15

Performance RSU Award (3-Year LTI

Awards)
v. 2023.02.17
S
ection 12.

Adjustments.

If

any

change

is

made

to

the

outstanding

Stock

or

capital
structure of

the Company,

if required,

the Performance

RSUs shall

be adjusted

or terminated

in
any manner as contemplated by the Plan.
S
ection 13.

Amendment.

This Performance RSU Award Agreement may be amended
in

a

manner that

is

materially

adverse

to

the

Grantee

only

by

a

writing

executed by

the

parties
hereto which specifically states that it is amending this Performance RSU Award

Agreement.
S
ection 14.

Clawback

Policy.

The

Performance

RSUs

will

be

subject

to

certain
provisions of the Dodd-Frank Wall

Street Reform and Consumer Protection

Act of 2010 (“Dodd-
Frank”)

and

any

other

compensation

clawback

policy

that

the

Committee

has

adopted

or

is
required to adopt

pursuant to the listing

standatds of any

national securities exchange

on which the
Company's securities are listed or as is otherwise required by Dodd Frank or any other applicable
law,

including

without

limitation

the

CrossFirst

Bankshares,

Inc.

Incentive

Compensation
Clawback Policy.

Grantee acknowledges that the Performance RSUs may be clawed back by the
Company in

accordance with

any policies

and procedures

adopted by

the Committee

in order

to
comply with Dodd Frank or as set forth in this Performance RSU Award Agreement.
Section 15.

Interpretation.

Any

dispute

regarding

the

interpretation

of

this
Performance RSU

Award

Agreement shall

be

submitted

by the

Grantee

or the

Company

to the
Committee for review.

The resolution of

such dispute by

the Committee shall

be final and

binding
on the Grantee and the Company.
S
ection 16.

Titles.

Titles are provided herein for convenience only and

are not to serve
as a basis for interpretation or construction of this Performance RSU Award

Agreement.
S ection 17.Section 409A Compliance.

It is the intent of the Company that all

payments
made under

this Performance

RSU Award

Agreement will

be exempt

from Section

409A of

the
Code and the

Treasury regulations

and guidance issued

thereunder ("Section

409A") pursuant to
the

“short-term

deferral”

exemption.

Notwithstanding

any

provision

of

the

Plan

or

this
Performance RSU Award Agreement to the

contrary, (i) this Performance RSU

Award Agreement
shall not be amended in any manner that would cause any amounts payable hereunder that are not
subject to Section 409A to become subject thereto (unless they also are in compliance therewith), and the provisions of any purported amendment that may reasonably be expected to result in such non-compliance

shall

be

of

no

force

or

effect

with

respect

to

this

Performance

RSU

Award
Agreement

and

(ii)

the

Company,

to

the

extent

it

deems

necessary

or

advisable

in

its

sole
discretion,

reserves

the

right,

but

shall

not

be

required,

to

unilaterally

amend

or

modify

this
Performance RSU Award

Agreement to reflect the intention that the Plan qualifies for exemption from or

complies with

Section 409A

in a

manner that

as closely

as practicable

achieves the

original
intent of this Performance RSU

Award

Agreement and with the

least reduction, if any,

in overall
benefit

to

a

Grantee

to

comply

with

Section

409A on

a

timely

basis,

which may

be

made

on

a
retroactive basis,

in accordance

with regulations

and other

guidance issued

under Section

409A.

Neither

the

Company

nor

the

Committee

makes

any

representation

that

this

Performance

RSU
Award Agreement

shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to this Performance

RSU Award

Agreement.

Exhibit 10.15

Performance RSU Award (3-Year LTI

Awards)
v. 2023.02.17
S
ection 18.Successors and Assigns.

The Company may

assign any of

its rights under this
Performance RSU Award

Agreement. This Performance RSU Award

Agreement will be binding
upon

and

inure

to

the

benefit

of

the

successors

and

assigns

of

the

Company.

Subject

to

the
restrictions on transfer set forth

herein, this Performance RSU Award

Agreement will be binding
upon the

Grantee and

the Grantee's

beneficiaries, executors,

administrators and

the person(s)

to
whom the Performance RSUs may be transferred by will or the laws of descent or distribution.
S
ection 19.Severability.

The invalidity

or unenforceability

of any

provision of

the Plan
or this Performance

RSU Award

Agreement shall

not affect

the validity

or enforceability

of any
other provision of the Plan

or this Performance RSU Award Agreement, and each provision of the
Plan and this

Performance RSU Award Agreement shall

be severable and

enforceable to the

extent
permitted by law.
Section 20.

No Impact on Other Benefits.

The value of the

Performance RSUs is not
part of the Grantee's normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.
Section 21. Counterparts.

This Performance RSU

Award Agreement may be executed
in counterparts, each of

which shall be deemed

an original but all of

which together will constitute
one

and

the

same

instrument.

Counterpart

signature

pages

to

this

Performance

RSU

Award
Agreement transmitted by facsimile transmission, by electronic mail in portable document format
(.pdf),

or

by

any

other

electronic

means

intended

to

preserve

the

original

graphic

and

pictorial
appearance of a

document, will

have the same

effect as

physical delivery

of the paper

document
bearing an original signature.
Section 22.

Acceptance.

The

Grantee

hereby

acknowledges

receipt

of

a

copy

of

the
Plan and this Agreement. The Grantee has read and understands the terms and provisions thereof, and accepts the Performance

RSUs subject to

all of the terms

and conditions of

the Plan and

this
Performance RSU Award

Agreement.

Section 23.

Entire

Agreement

and

Binding

Effect.

This

Performance

RSU

Award
Agreement and the Plan constitute

the entire contract between

the parties hereto with regard

to the
subject matter

hereof.

They supersede

any other

agreements, representations

or understandings
(whether oral

or written

and whether

express or

implied) that

relate to

the subject

matter hereof.

Except as

expressly stated

herein to

the contrary,

this Performance

RSU Award

Agreement will
be binding upon

and inure to

the benefit of

the respective heirs,

legal representatives, successors
and assigns of the parties hereto.
[Signature Page Follows]

Exhibit 10.15

Performance RSU Award (3-Year LTI

Awards)
v. 2023.02.17
The parties

to this

Performance RSU

Award

Agreement have

executed this

Performance
RSU Award

Agreement as of the date provided in the preamble to this agreement.
CROSSFIRST BANKSHARES, INC.
By: _____________________
Name:___________________
Title:____________________
[GRANTEE NAME]
By: _____________________
Name:___________________

Exhibit 10.15

Performance RSU Award (3-Year LTI

Awards)
v. 2023.02.17
Exhibit A
Restrictive Covenants for Grantee Employed in Arizona, Georgia, Kansas, Missouri, Texas
or New Mexico

1.
NONCOMPETITION.

For a period

of one year

following the

date of Grantee's
termination

as

a

Service

Provider

("
Termination

Date")
,

Grantee
will

not
contribute his

or her

knowledge, directly

or indirectly, in

whole or

in part,

as an

employee,
officer,

owner,

manager,

advisor,

consultant,

agent,

partner,

director,

shareholder,
volunteer,

intern

or

in

any

other

similar

capacity

to

an

entity

engaged

in

the

same

or
similar

business

as

the

Company

or

one

of

its

Affiliates

within

the

state,

region

or
metropolitan statistical area (as appropriate) for which

Grantee had responsibility for,

or
conducted business

on behalf

of, the

Company or

one of

its Affiliates during

the two

years
prior to the Termination Date.
2.
NONSOLICITATION

OF

EMPLOYEES.

For

a

period

of
one

year

following
the
Termination

Date

,

Grantee will

not directly or

indirectly,

solicit, hire, recruit,

attempt
to

hire

or

recruit,

or

induce

the

termination

of

employment

of

any

employee

of

the
Company or one of its Affiliates.
3.
NONSOLICITATIO

N

OF

COMPANY

CUSTOMERS.

For

a

period

of
one

year
following
the Termination

Date

,

Grantee will not

directly or indirectly, solicit, contact
(including,

but

not

limited

to,

e-mail,

regular

mail,

express

mail,

telephone,

fax,

and
instant

message),

attempt

to

contact

or

meet

with

the

current,

former

or

prospective
customers

of

the

Company

or

one

of

its

Affiliates

with

whom

Grantee

had

material
contact

during

Grantee's

employment,

for

purposes

of

offering

or

accepting

goods

or
services

similar

to

or

competitive

with

those

offered

by

the

Company

or

one

of

its
Affiliates.

4.
NO

DETRIMENTAL

COMMUNICATIONS.

Grantee
agrees

not

to

disclose

or
cause to be disclosed

at any time

any untrue, negative, adverse

or derogatory comments
or information

about the

Company or

one of

its Affiliates, any

product or

service provided
by the

Company or

one of

its Affiliates

,

or prospects

for the

future of

the Company

or
one of its

Affiliates.

Notwithstanding the foregoing,

this provision does

not in any way
limit, restrict or impede Grantee’s

ability to provide truthful testimony or information

in
response to a subpoena, court or arbitral order, or as otherwise required by law.
5.
CONFIDENTIALITY.

Grantee
acknowledges that it is the policy of the Company

to
maintain as confidential all information

about the Company’s and its Affiliates' business,
proprietary,

and

technical

information

that

is

not

known

to

others,

including

without
limitation, customer

lists, information relating

to the

Company's or one

of its

Affiliates'
customers,

their

businesses,

operations,

employees

and

customers,

unique

concepts,
lending practices,

sales presentations,

marketing programs,

marketing strategies,

business
practices, pricing information,

employment handbooks, training

materials/manuals, cost
information, customer

leads, documents

identifying past,

present and

future customers,
hiring

and

training

methods,

investment

policies,

financial

and

other

confidential,
proprietary and/or trade secret

information concerning the Company’s

and its Affiliates'

Exhibit 10.15

Performance RSU Award (3-Year LTI

Awards)
v. 2023.02.17
operations

and

growth

plans

("Confidential

Information").

Grantee

recognizes

that

the
Confidential Information is the sole and exclusive property of the Company or one of its
Affiliates,

and

that

disclosure

of

Confidential

Information

would

cause

damage

to

the
Company or one

of its Affiliates.

Grantee shall not

at any time

disclose or authorize the
disclosure

of

Confidential

Information

that

(a) is

disclosed

to

or

known

by

Grantee

as
result

of

as

a

consequence

of

or

through

the

Grantee's

performance

of

services

for

the
Company

or

one

of

its

Affiliates,

(b)

is

not

publicly

or

generally

known

outside

the
Company or one

of its Affiliates

and (c) relates

in any

manner to the

Company's or one
of its Affiliates' business.

This Section 5 shall apply in addition

to, and not in derogation
of

any

other

confidentiality

agreements

that

may

exist,

now

or

in

the

future,

between
Grantee and the Company or one of its Affiliates.
a)
On

or

before

the

Termination

Date
,
Grantee

shall

return

to

the

Company,

all
records,

lists,

compositions,

documents

and

other

items

which

contain,

disclose
and/or

embody

any

Confidential

Information

(including,

without

limitation,

all
copies,

reproductions,

summaries

and

notes

of

the

contents

thereof,

expressly
including all electronically-stored

data, wherever stored),

regardless of the

person
causing the same to be in such form, and Grantee will certify that the provisions of
this paragraph have been complied with.
b)
Notwithstanding

the

above

or

any

provision

of

this

Exhibit

A

or

any

other
agreement executed by the Grantee to the

contrary,

there shall be no restriction on
the Grantee's

ability

to (i)

report violations

of

any

law or

regulation,

(ii)

provide
truthful testimony or

information pursuant

to subpoena,

court order, or

similar legal
process, (iii) provide truthful information to government or regulatory agencies, or
(iv)

otherwise

engage

in

whistleblower

activity

protected

by

the

Securities
Exchange

Act

of

1934,

the

Dodd-Frank

Wall

Street

Reform

and

Consumer
Protection

Act,

or

any

rules

or

regulations

issued

thereunder,

including,

without
limitation, Rule 21F-17.

In addition, 18 U.S.C.

§1833(b) provides, in part:

“(1) An
individual shall

not be

held criminally

or civilly

liable under any

Federal or

State
trade secret

law for the

disclosure of a

trade secret that

(A) is

made (i)

in confidence
to a Federal,

State, or local

government official,

either directly or

indirectly,

or to
an attorney; and (ii) solely for the

purpose of reporting or investigating a suspected
violation of law; or (B) is made in a complaint or other

document filed in a lawsuit
or other

proceeding, if

such filing

is made

under seal.

…. (2) An

individual who
files a lawsuit for retaliation

by an employer for reporting a

suspected violation of
law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court

proceeding, if the individual (A) files any

document
containing the

trade secret

under seal;

and (B)

does not

disclose the

trade secret,
except pursuant

to court

order.”

Nothing in

this Exhibit

A, any

other agreement
executed by the

Grantee is

intended to conflict

with the

statutory protection

in 18
U.S.C. §1833(b).
6.
BREACH

OF

COVENANTS.

In

the

event

of

a

breach

of

any

of

the

covenants
contained in this Exhibit A:

(a) any unvested portion of

the Performance RSUs shall be
forfeited effective as of the date

of such breach, unless sooner

terminated by operation of
another term

of condition

of the

Performance RSU

Award

Agreement or

the Plan;

and

Exhibit 10.15

Performance RSU Award (3-Year LTI

Awards)
v. 2023.02.17
(b) the Grantee

hereby consents and agrees

that the Company or

one of its Affiliates shall
be

entitled

to

seek,

in

addition

to

other

available

remedies,

a

temporary

or

permanent
injunction

or

other

equitable

relief

against

such

breach

or

threatened

breach

from

any
court of competent jurisdiction, without

the necessity of showing any

actual damages or
that money damages would not

afford an adequate remedy,

and without the necessity of
posting any bond or security. The aforementioned equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages or other available forms of relief.
7.
SEVERABILITY.

If any of the provisions

of this Exhibit A

shall otherwise contravene
or be invalid

under the

laws of

any state,

country or

other jurisdiction

where this

Exhibit

A
is applicable

but for

such contravention

or invalidity, such

contravention

or invalidity

shall
not invalidate

all of

the provisions

of this

Exhibit A

but rather

it shall

be construed, insofar
as the laws of that state or other jurisdiction are concerned,

as not

containing

the provision
or provisions

contravening

or invalid

under the

laws of that

state or jurisdiction, or a court
of

competent

jurisdiction

may

reform

any

such

invalid

provision,

and

the

rights

and
obligations created hereby shall be construed and enforced accordingly.

Restrictive Covenants for Grantee Employed in Oklahoma
1.
NONSOLICITATION

OF EMPLOYEES.

For a period of

one year following
the date of
Grantee's termination as a Service

Provider ("
Termination

Date

"),

Grantee will not
directly

solicit,

hire,

recruit,

attempt

to

hire

or

recruit,

or

induce

the

termination

of
employment of any employee of the Company or one of

its Affiliates during the two years
prior to the Termination Date.
2.
NONSOLICITATION

OF COMPANY CUSTOMERS.

For a

period of

one year

following
the Termination Date,

Grantee will

not directly

solicit, interfere

with, or

attempt to

interfere
with any of the Company

's or one of its

Affiliates' established customer

relationships that
existed

at

Grantee's

Termination

Date

for

purposes

of

offering

or

accepting

goods

or
services

similar

to

or

competitive

with

those

offered

by

the

Company

or

one

of

its
Affiliates.

3.
NO DETRIMENTAL

COMMUNICATIONS.

Grantee agrees not

to disclose or

cause to
be

disclosed

at

any

time

any

untrue,

negative,

adverse

or

derogatory

comments

or
information about the

Company or one of

its Affiliates, any product or

service provided by
the Company or one of its Affiliates,

or prospects for the future of the Company or one of
its

Affiliates.

Notwithstanding

the

foregoing,

this

provision

does

not

in

any

way

limit,
restrict or

impede Grantee’s ability

to provide

truthful testimony

or information

in response
to a subpoena, court or arbitral order, or as otherwise required by law.
4.
CONFIDENTIALITY.

Grantee

acknowledges

that

it

is

the

policy

of

the

Company

to
maintain as confidential

all information about

the Company’s

and its Affiliates'

business,
proprietary,

and

technical

information

that

is

not

known

to

others,

including

without
limitation,

customer

lists,

information

relating

to

the

Company's

or

one

of

its

Affiliates'
customers,

their

businesses,

operations,

employees

and

customers,

unique

concepts,
lending practices, sales presentations, marketing

programs, marketing strategies, business
practices,

pricing

information,

employment

handbooks,

training

materials/manuals,

cost

Exhibit 10.15

Performance RSU Award (3-Year LTI

Awards)
v. 2023.02.17
information,

customer

leads,

documents

identifying

past,

present

and

future

customers,
hiring

and

training

methods,

investment

policies,

financial

and

other

confidential,
proprietary and/or

trade

secret information

concerning

the Company’s

and

its

Affiliates'
operations

and

growth

plans

("Confidential

Information").

Grantee

recognizes

that

the
Confidential Information

is the sole

and exclusive

property of the

Company or

one of

its
Affiliates,

and

that

disclosure

of

Confidential

Information

would

cause

damage

to

the
Company or

one of

its Affiliates.

Grantee shall

not at

any time

disclose or

authorize the
disclosure of

Confidential Information

that (a) is

disclosed to

or known

by Grantee

as result
of as a consequence of or through the

Grantee's performance of services for the Company
or one of its Affiliates,

(b) is not publicly or generally known outside the Company or one of

its

Affiliates

and

(c)

relates

in

any

manner

to

the

Company's

or

one

of

its

Affiliates
business.

This

Section

4

shall

apply

in

addition

to,

and

not

in

derogation

of

any

other
confidentiality agreements

that may

exist, now

or in

the future,

between Grantee

and the
Company or one of its Affiliates.
a)
On

or

before

the

Termination

Date,

Grantee

shall

return

to

the

Company,

all
records,

lists,

compositions,

documents

and

other

items

which

contain,

disclose
and/or

embody

any

Confidential

Information

(including,

without

limitation,

all
copies,

reproductions,

summaries

and

notes

of

the

contents

thereof,

expressly
including all

electronically-stored data, wherever

stored), regardless of

the person
causing the same to be in such form, and Grantee will certify that the provisions of
this paragraph have been complied with.
b)
Notwithstanding

the

above

or

any

provision

of

this

Exhibit

A

or

any

other
agreement executed by the Grantee to the

contrary,

there shall be no restriction on
the Grantee's

ability

to (i)

report violations

of

any

law or

regulation,

(ii)

provide
truthful testimony or

information pursuant

to subpoena,

court order, or

similar legal
process, (iii) provide truthful information to government or regulatory agencies, or
(iv)

otherwise

engage

in

whistleblower

activity

protected

by

the

Securities
Exchange

Act

of

1934,

the

Dodd-Frank

Wall

Street

Reform

and

Consumer
Protection

Act,

or

any

rules

or

regulations

issued

thereunder,

including,

without
limitation, Rule 21F-17.

In addition, 18 U.S.C.

§1833(b) provides, in part:

“(1) An
individual shall

not be

held criminally

or civilly

liable under

any Federal

or State
trade secret

law for the

disclosure of a

trade secret that

(A) is

made (i)

in confidence
to a Federal,

State, or local

government official,

either directly or

indirectly,

or to
an attorney; and (ii) solely for the

purpose of reporting or investigating a suspected
violation of law; or (B) is made in a complaint or other

document filed in a lawsuit
or other

proceeding, if

such filing

is made

under seal.

…. (2) An

individual who
files a lawsuit for retaliation

by an employer for reporting a

suspected violation of
law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court

proceeding, if the individual (A) files any

document
containing the

trade secret

under seal;

and (B)

does not

disclose the

trade secret,
except pursuant

to court

order.”

Nothing in

this Exhibit

A, any

other agreement
executed by the

Grantee is

intended to conflict

with the

statutory protection

in 18
U.S.C. §1833(b).

Exhibit 10.15

Performance RSU Award (3-Year LTI

Awards)
v. 2023.02.17
5.
BREACH OF COVENANTS.

In the event of a breach of

any of the covenants contained
in

this

Exhibit

A:

(a) any

unvested

portion

of

the

Performance RSUs

shall

be

forfeited
effective as

of the

date of

such breach,

unless sooner

terminated by

operation of

another
term

of

condition

of

the

Performance

RSU

Award

Agreement

or

the

Plan;

and

(b)

the
Grantee

hereby

consents

and

agrees

that

the

Company

or

one

of

its

Affiliates

shall

be
entitled

to

seek,

in

addition

to

other

available

remedies,

a

temporary

or

permanent
injunction or other

equitable relief against

such breach or

threatened breach from any

court
of

competent

jurisdiction,

without

the

necessity

of

showing

any

actual

damages

or

that
money damages

would not

afford an adequate

remedy, and without the

necessity of

posting
any bond or

security. The aforementioned equitable relief

shall be in

addition to, not

in lieu
of, legal remedies, monetary damages or other available forms of relief.
6.
SEVERABILITY.

If any of the provisions of this Exhibit A shall otherwise contravene or be invalid under the laws of any state, country

or other jurisdiction where this Exhibit A is
applicable but

for such

contravention or

invalidity,

such contravention

or invalidity

shall
not invalidate all of the

provisions of this Exhibit A but

rather it shall be construed,

insofar
as the laws of that state or other

jurisdiction are concerned, as not containing the provision
or provisions

contravening or

invalid under

the laws

of that

state or

jurisdiction, and

the
rights and obligations created hereby shall be construed and enforced accordingly.
Restrictive Covenants for Grantee Employed in Colorado
1.
The provisions in paragraphs 2 and 4 are

for the protection of the Company's or one

of its
Affiliates'

trade secrets.

The

provisions

in

paragraphs 2

apply

only

to

a

Grantee

whose
annualized

cash

compensation

is

equivalent

to

or

greater

than

the

threshold

amount

for
highly compensated workers established by the Division of Labor Standards and Statistics
in the

Colorado Department

of Labor

and Employment.

The provisions

in paragraphs

2
and

4

apply

only

to

a

Grantee

whose

annualized

cash

compensation

is

equivalent

to

or
greater than 60% of

the threshold amount for

highly compensated workers established

by
the Division

of Labor

Standards and

Statistics in

the Colorado

Department of

Labor and
Employment.
2.
NONCOMPETITION.

For

a

period

of

one year

following

the

date

of

Grantee's
termination as a Service Provider

("
Termination

Date")
, Grantee
will not

contribute
his or

her knowledge,

directly or

indirectly,

in whole

or in

part, as

an employee,

officer,
owner, manager, advisor, consultant, agent,

partner, director, shareholder, volunteer, intern
or in any other similar capacity to an entity engaged in the same or similar business as the
Company or one of its Affiliates within the state,

region or metropolitan statistical area (as
appropriate) for which Grantee had responsibility for,

or conducted business on behalf of,
the Company or one of its Affiliates during the two years prior to the Termination

Date.
3.
NONSOLICITATION

OF

EMPLOYEES.

For

a

period

of

one

year

following

the
Termination

Date, Grantee will not directly

solicit, hire, recruit, attempt to

hire or recruit,
or induce

the termination

of employment

of any

employee of

the Company

or one

of its
Affiliates.

Exhibit 10.15

Performance RSU Award (3-Year LTI

Awards)
v. 2023.02.17
4.
NONSOLICITATIO

N

OF

COMPANY

CUSTOMERS.

For

a

period

of
one

year
following
the Termination

Date

,

Grantee will not directly or

indirectly, solicit,

contact
(including, but not

limited to, e-mail,

regular mail, express

mail, telephone, fax,

and instant
message), attempt to contact or meet

with the current, former or prospective

customers of
the

Company

or

one

of

its

Affiliates

with

whom

Grantee

had

material

contact

during
Grantee's employment,

for purposes

of offering

or accepting

goods or

services similar

to
or competitive with those offered by the Company or one of its Affiliates.

5.
NO DETRIMENTAL

COMMUNICATIONS.

Grantee agrees not

to disclose or

cause to
be

disclosed

at

any

time

any

untrue,

negative,

adverse

or

derogatory

comments

or
information about the

Company or one of

its Affiliates, any product or

service provided by
the Company or one of its Affiliates,

or prospects for the future of the Company or one of
its

Affiliates.

Notwithstanding

the

foregoing,

this

provision

does

not

in

any

way

limit,
restrict or

impede Grantee's ability

to provide truthful

testimony or information

in response
to a subpoena, court or arbitral order, or as otherwise required by law.
6.
CONFIDENTIALITY.

Grantee

acknowledges

that

it

is

the

policy

of

the

Company

to
maintain

as

confidential

all

information

about

the

Company’s

or

one

of

its

Affiliates'
business,

proprietary,

and

technical

information

that

is

not

known

to

others,

including
without limitation,

customer lists and

information relating

to the Company's

or one of

its
Affiliates'

customers,

their

businesses,

operations,

employees

and

customers,

unique
concepts, lending practices, sales

presentations, marketing programs, marketing

strategies,
business

practices,

pricing

information,

employment

handbooks,

training
materials/manuals, cost

information, customer

leads, documents

identifying past,

present
and future customers, hiring and

training methods, investment policies, financial

and other
confidential, proprietary and/or trade secret information concerning the Company’s or one
of

its

Affiliates'

operations

and

growth

plans

("Confidential

Information").

Grantee
recognizes

that

the

Confidential

Information

is

the

sole

and

exclusive

property

of

the
Company or

one of

its Affiliates,

and that

disclosure of

Confidential Information

would
cause damage

to the

Company or

one of

its Affiliates.

Grantee shall

not at

any time

disclose
or authorize the disclosure

of Confidential Information that (a) is

disclosed to or known by
Grantee as result of as

a consequence of or through the

Grantee's performance of services
for the Company or one of its Affiliates, (b) is not publicly or generally known outside the
Company or one of its Affiliates and (c) relates in any manner to the Company's or one of
its Affiliates' business.

This Section 6 shall

apply in addition to,

and not in derogation

of
any other confidentiality agreements that may exist,

now or in the future, between

Grantee
and the Company or one of its Affiliates.
a)
On

or

before

the

Termination

Date,

Grantee

shall

return

to

the

Company,

all
records,

lists,

compositions,

documents

and

other

items

which

contain,

disclose
and/or

embody

any

Confidential

Information

(including,

without

limitation,

all
copies,

reproductions,

summaries

and

notes

of

the

contents

thereof,

expressly
including all

electronically-stored data, wherever

stored), regardless of

the person
causing the same to be in such form, and Grantee will certify that the provisions of
this paragraph have been complied with.

Exhibit 10.15

Performance RSU Award (3-Year LTI

Awards)
v. 2023.02.17
b)
Notwithstanding

the

above

or

any

provision

of

this

Exhibit

A

or

any

other
agreement executed by Grantee to the contrary,

there shall be no restriction on

the
Grantee’s

ability

to

(i)

report

violations

of

any

law

or

regulation,

(ii)

provide
truthful testimony or

information pursuant

to subpoena,

court order, or

similar legal
process, (iii) provide truthful information to government or regulatory agencies, or
(iv)

otherwise

engage

in

whistleblower

activity

protected

by

the

Securities
Exchange

Act

of

1934,

the

Dodd-Frank

Wall

Street

Reform

and

Consumer
Protection

Act,

or

any

rules

or

regulations

issued

thereunder,

including,

without
limitation, Rule 21F-17.

In addition, 18 U.S.C.

§1833(b) provides, in part:

“(1) An
individual shall

not be

held criminally

or civilly

liable under any

Federal or

State
trade secret

law for the

disclosure of a

trade secret that

(A) is

made (i)

in confidence
to a Federal,

State, or local

government official,

either directly or

indirectly,

or to
an attorney; and (ii) solely for the

purpose of reporting or investigating a suspected
violation of law; or (B) is made in a complaint or other

document filed in a lawsuit
or other

proceeding, if

such filing

is made

under seal.

…. (2) An

individual who
files a lawsuit for retaliation

by an employer for reporting a

suspected violation of
law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court

proceeding, if the individual (A) files any

document
containing the

trade secret

under seal;

and (B)

does not

disclose the

trade secret,
except pursuant

to court

order.”

Nothing in

this Exhibit

A, any

other agreement
executed by the

Grantee is

intended to conflict

with the

statutory protection

in 18
U.S.C. §1833(b).
7.
BREACH OF COVENANTS.

In the event of a breach of

any of the covenants contained
in

this

Exhibit

A:

(a) any

unvested

portion

of

the

Performance RSUs

shall

be

forfeited
effective as

of the

date of

such breach,

unless sooner

terminated by

operation of

another
term

of

condition

of

the

Performance

RSU

Award

Agreement

or

the

Plan;

and

(b)

the
Grantee

hereby

consents

and

agrees

that

the

Company

or

one

of

its

Affiliates

shall

be
entitled

to

seek,

in

addition

to

other

available

remedies,

a

temporary

or

permanent
injunction or other

equitable relief against

such breach or

threatened breach from any

court
of

competent

jurisdiction,

without

the

necessity

of

showing

any

actual

damages

or

that
money damages

would not

afford an adequate

remedy, and without the

necessity of

posting
any bond or

security. The aforementioned equitable relief

shall be in

addition to, not

in lieu
of, legal remedies, monetary damages or other available forms of relief.
8.
SEVERABILITY.

If any of the provisions of this Exhibit A shall otherwise contravene or be invalid under

the laws of

any state,

country or

other jurisdiction

where this Exhibit

A is
applicable

but for such contravention

or invalidity, such contravention or

invalidity shall
not invalidate all of the

provisions of this Exhibit A but rather it shall be construed, insofar as the laws of that state or other jurisdiction are concerned,

as not

containing

the
provision

or provisions

contravening

or invalid

under

the laws

of that

state

or jurisdiction, or
a court of competent jurisdiction may reform any such invalid provision, and the rights and obligations created hereby shall be construed and enforced accordingly.